Rule 497(e)
                                                          SEC File No. 033-48922


                             THE INSTITUTIONAL FUND

                               A MONEY MARKET FUND

                           PROSPECTUS - APRIL 30, 2000

[LOGOS]


         The Institutional Fund is a series of the Meeder Advisor Funds.


         This Prospectus gives you important information about The Institutional Fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                              Meeder Advisor Funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-325-3539 or 614-760-2159
                                Fax: 614-766-6669

                                TABLE OF CONTENTS

FUND OVERVIEW                                                              1
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A look at investment goals, strategies, risks, performance and expenses


WHO MAY WANT TO INVEST                                                     4
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Information on who may want to invest and who may not want to invest


MORE INFORMATION ABOUT THE FUND                                            5
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More information about the fund you should know before investing
Who Manages the Fund?                                                      6
How is the Trust Organized?                                                6
How Does Taxation Affect the Fund and Its Shareholders?                    7
How to Read the Financial Highlights Table                                 9


SHAREHOLDER MANUAL                                                        11
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Information about account transactions and services
How to Buy Shares                                                         11
Distribution Fees                                                         12
How to Make Withdrawals (Redemptions)                                     12
Transaction Policies                                                      15
Other Shareholder Services                                                15


MORE ABOUT RISK                                                           16
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Investment Practices and Related Risks                                    16
Securities and Related Risks                                              16
Risk Glossary                                                             17

FOR MORE INFORMATION                                              Back Cover
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Where to learn more about the fund

                         THE INSTITUTIONAL FUND (FFIXX)

INVESTMENT GOAL

     The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

MAIN STRATEGIES

     The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information about the Fund." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

          o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

          o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

          o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

          o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

     The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

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MAIN RISK FACTORS

     The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

PERFORMANCE

     The bar chart shown below provides some indication of the risks of investing in The Institutional Fund by showing changes in the fund's performance from year to year during the past five calendar years. The table below compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

         [Plot points for Edgar format]:


                           YEAR               ANNUAL TOTAL RETURN
                           ----               -------------------
                           1995                      6.01%
                           1996                      5.43%
                           1997                      5.53%
                           1998                      5.49%
                           1999                      5.13%

     During the period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended June 30, 1995) and the lowest return for a quarter was 1.19% (quarter ended June 30, 1999).

     The fund's seven-day yield ended on December 31, 1999 was 5.73% and the seven-day compound yield ended December 31, 1999 was 5.88%. To request the fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

Average Annual Total Returns
(for the periods ending                                          Since Inception
DECEMBER 31, 1999)              PAST ONE YEAR   PAST FIVE YEARS     (6/15/94)
------------------              -------------   ---------------     ---------
The Institutional Fund              5.13%            5.52%            5.46%
IBC Financial Data, Inc.'s
Average Institutional Fund          4.96%            5.34%            5.23%

FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

          o    to buy fund shares directly from the fund

          o    to reinvest dividends in additional shares

          o to exchange into shares of funds in the Flex-funds family of no-load funds

          o    or to redeem your shares.


     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS)1

          Management Fees                             0.26%
          Distribution (12b-1) Fees                   0.03%
          Other Expenses2                             0.16%
          Total Annual Fund Operating Expenses        0.45%
          Fee Waiver and Expense Reimbursement3     - 0.20%
          Net Expenses                                0.25%


     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "The Fund's Investment in a Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based on expenses actually incurred by the fund for the year ended December 31, 1999.

     3 Reflects the adviser's contractual agreement to reduce its fees and/or absorb expenses to the extent necessary to keep total expenses at 0.26% of average daily net assets. The adviser may terminate this agreement after April 30, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund

          o    redeem your shares at the end of the periods shown below

          o    earn a 5% return each year and

          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

          1 YEAR           3 YEARS           5 YEARS           10 YEARS
          ------           -------           -------           --------
          $26              $124              $232              $547

     Of course, your actual costs may be higher or lower.

WHO MAY WANT TO INVEST

     The fund may be appropriate if you are an institutional investor who:

          o likes to earn income at current money market rates while preserving the value of your investment

          o is looking for a short-term component of an asset allocation program

          o    characterizes your investment outlook as "very conservative"

          o wants to be able to move money into stock or bond investments quickly and without penalty

     The fund may not be appropriate if you:

          o    are investing for maximum return over a long-term horizon

                         MORE INFORMATION ABOUT THE FUND

     THE FUND'S INVESTMENT IN A PORTFOLIO

     The fund seeks to achieve its investment goal by investing all of its assets in the Money Market Portfolio, its corresponding portfolio.

     The portfolio has the same investment goal as the fund. The fund's investment policies are also substantially similar to the portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the portfolio at net asset value. An investment in the fund is an indirect investment in the portfolio.

     It is possible that the fund may withdraw its investment in the portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     The fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

     WHO MANAGES THE FUND?

     THE BOARD. The board of trustees oversees the management of the fund and the portfolio, and elects their officers. The officers are responsible for the fund and the portfolio's day-to-day operations. Information concerning the trustees and officers of the fund and the portfolio appears in the Statement of Additional Information.


     INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"), formerly known as R. Meeder & Associates, Inc., manages the portfolio's assets and makes investment decisions for the portfolio. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. In addition, Meeder has served as investment adviser to the portfolio since its inception and, prior to that, to The Flex-funds trust since its inception in 1982. As of December 31, 1999, Meeder and its affiliates managed approximately $2.2 billion in assets. Meeder has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

     PORTFOLIO MANAGER

     The portfolio manager responsible for the portfolio's investments is Philip
     A. Voelker, Senior Vice President and Chief Investment Officer of Meeder. Mr. Voelker joined Meeder in 1975 and has managed the portfolio since 1985.

     MANAGEMENT FEES. During the calendar year ended December 31, 1999, the portfolio paid management fees totaling 0.15% of the portfolio's average daily net assets.

     HOW IS THE TRUST ORGANIZED?

     The fund is a no-load, open-end management investment company that is a member of the Meeder Advisor Funds trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

     PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the portfolio to reduce it, or the fund's, expenses.

     DIVERSIFICATION

     The fund is diversified, which means the fund may not invest more than 5% of its assets in the securities of one company.

             HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

     HOW DOES THE PORTFOLIO EARN INCOME AND GAINS?


     The portfolio may earn dividends and interest (the portfolio's "income") on its investments. When the portfolio sells a security for a price that is higher than it paid, it has a gain. When the portfolio sells a security for a price that is lower than it paid, it has a loss. If the portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's gains and losses are netted together, and, if the portfolio has a net gain (the portfolio's "gain"), that gain will generally be distributed to you.

     TAXATION OF THE PORTFOLIO'S INVESTMENTS

     The portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the Statement of Additional Information.

     TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

     TAXATION OF SHAREHOLDERS

     WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the fund's income and gains on the portfolio's investments in money market securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. The fund pays dividends from its net investment income on a monthly basis. The fund distributes capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

     REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of a Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares, which the IRS requires you to report on your income tax return.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the fund.

HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


     The fund began calendar year 1999 with a net asset value (price) of $1.00 per share. During the year, the fund earned $0.050 per share from investment income (interest and dividends less operating expenses) and $0.00 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.050 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($0.050 per share) minus the distributions ($0.050 per share) resulted in a share price of $1.00 at the end of the year. This was an increase of $0.00 per share (from $1.00 at the beginning of the year to $1.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 5.13% for the year.

     As of December 31, 1999, the fund had $868,168,739 in net assets. For the year, its expense ratio was 0.25% ($25 per $1,000 of net assets); and its net investment income amounted to 5.01% of its average net assets.

     FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                             THE INSTITUTIONAL FUND

                                            1999     1998     1997     1996     1995
                                            -----    ----     ----     ----     ----
Net Asset Value, Beginning of period         $1.00   $1.00    $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS

     NET INVESTMENT INCOME                    0.050   0.054    0.054    0.053    0.059
-------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              0.050   0.054    0.054    0.053    0.059
-------------------------------------------------------------------------------------------
Less Dividends and Distributions

     FROM NET INVESTMENT INCOME              (0.050) (0.054)  (0.054)  (0.053)  (0.059)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          (0.050) (0.054)  (0.054)  (0.053)  (0.059)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $1.00   $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------------
TOTAL RETURN                                  5.13%   5.49%    5.53%    5.43%    6.01%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period ($000)        $868,169 641,831 415,994  232,142  113,205
   Ratio of Expenses to Average Net Assets    0.25%    0.24%    0.25%   0.25%    0.25%
   Ratio of Expenses to Average Net Assets    5.01%    5.34%    5.41%   5.30%    5.87%
     before waiver of fees(1)                 0.45%    0.45%    0.47%   0.46%    0.55%
   Ratio of Net Income to Average Net
     Assets, before waiver of fees(1)         4.81%    5.13%    5.19%   5.09%    5.57%

 (1) Includes proportionate share of fees waived in corresponding portfolio. See "Annual Fund Operating Expenses" for explanation of adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

                               SHAREHOLDER MANUAL

     HOW TO BUY SHARES

     Shares of The Institutional Fund are offered continuously and sold without a sales charge. Shares are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

     MINIMUM INVESTMENT. The minimum investment to open an account in the fund is $5 million.

     OPENING AN ACCOUNT. You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Institutional Fund must accompany the New Account Application. The fund does not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the fund and should be mailed to the following address: MEEDER ADVISOR FUNDS, C/O MEEDER ASSET MANAGEMENT, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-3539, or
     (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         FIRSTAR BANK, N.A. CINTI/TRUST
              ABA #: 042-00001-3
         ATTENTION: THE INSTITUTIONAL FUND
         Credit Account Number 851-2204
         Account Name (your name)
         Your Institutional Fund account number


     On new accounts, a completed application must be sent to Meeder Advisor Funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The fund will not permit a redemption until it receives the New Account Application in good order.


     SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in the fund may be made by mailing a check payable to The Institutional Fund. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              MEEDER ADVISOR FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

     WHEN PURCHASES ARE EFFECTIVE. New Account Applications and subsequent purchase orders for The Institutional Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

     If your check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter, and you may secure your funds as explained below. (See "How to Make Withdrawals (Redemptions).")

     Financial Institutions: You may buy shares or sell shares of the fund through a broker or financial institution, which may charge you a fee for this service. If you are purchasing shares of the fund through a program of services offered or administered by a brokerage firm or financial institution, you should read the program materials in conjunction with this Prospectus.

     Purchase orders for the fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the fund.

     DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has a 12b-1 plan. Under the plan the fund pays an annual fee of up to 0.03% of fund assets for distribution services. Payments under the plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plan include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

     BY MAIL: You may redeem shares by mailing a written request to the Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud.

     Your request must be made in writing and include a signature guarantee if any of the following situations apply:

          o    Your account registration has changed within the last 30 days;

          o The check is being mailed to a different address than the one on your account (record address);

          o The check is being made payable to someone other than the account owner; or

          o The redemption proceeds are being transferred to a fund account with a different registration.

     You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-3539, or call (614) 760-2159. If you wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $10,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. If a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days, with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $5 million as a result of redemptions you have made. The fund may redeem the shares in your account

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     if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $5 million.

     EXCHANGE PRIVILEGE

     You may exchange shares of the fund for shares of any Flex-funds' fund that are available for sale in your state at their respective net asset values. The Flex-funds family of funds has a variety of investment objectives. Read The Flex-funds' prospectus for more information about the fund that meets your investment goals. You may obtain a free prospectus from Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017, or by telephone: 1-800-325-3539; in Ohio call (614) 760-2159.

     Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

          o    you wish to register a new account in a different name or

          o    you wish to add telephone redemption to an account.

     Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is received prior to 3:00 p.m., Eastern time, shares will be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-3539, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

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     TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund is determined each business day that the Federal Reserve System is open. The NAV is calculated on each such business day at 3:00 p.m. Eastern Time by dividing the fund's net assets by the number of its shares outstanding. The assets of the portfolio are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. The fund is open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

     OTHER SHAREHOLDER SERVICES

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR: Shares of the funds are sold in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

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MORE ABOUT RISK

     The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in "Main Risk Factors."

     The fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the portfolio utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

     INVESTMENT PRACTICES AND RELATED RISKS

     BORROWING. A loan of money from a bank or other financial institution undertaken by the portfolio. The portfolio may borrow up to 5% of its assets. LEVERAGE AND CREDIT RISKS ARE THE PRINCIPAL RISKS.

     DEFENSIVE MEASURES. Shortening the average maturity of the portfolio's investments and/or investing only in the highest quality debt instruments. The adviser may invest 100% of its assets defensively if it believes market conditions warrant defensive measures. OPPORTUNITY RISK IS THE PRINCIPAL RISK.

     REPURCHASE AGREEMENTS. The purchase of a security that must later be sold back to the issuer at the same price plus interest. The portfolio may invest up to 100% of its assets in repurchase agreements. CREDIT RISK IS THE PRINCIPAL RISK.

     SHORT-TERM TRADING. Selling a security soon after purchase. If the portfolio engages in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. There is no limitation on the portfolio's ability to engage in short-term trading. MARKET RISK IS THE PRINCIPAL RISK.

     SECURITIES AND RELATED RISKS

     INVESTMENT GRADE BONDS. Bonds rated BBB (Standard & Poor's) or Baa (Moody's) or above. INTEREST RATE, PREPAYMENT, MARKET AND CREDIT RISKS ARE THE PRINCIPAL RISKS.

     ILLIQUID AND RESTRICTED SECURITIES. Securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The portfolio is permitted to invest 10% of its assets in illiquid and restricted securities. MARKET, LIQUIDITY AND TRANSACTION RISKS ARE THE PRINCIPAL RISKS.


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     RISK GLOSSARY

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     TRANSACTION RISK means that the fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.


                                                                         Page 17

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FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


     Information about the fund (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


     To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:


                           Meeder Advisor Funds
                           6000 Memorial Drive
                           Dublin, OH  43017
                           614-760-2159
                           Toll Free 1-800-325-3539
                           Fax: 614-766-6669




                                      Investment Company Act File No. 811-6720